SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                   FORM 8-K
                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 29, 2002

                       UNITED FINANCIAL MORTGAGE CORP.
              (Exact name of registrant as specified in charter)

 Illinois                        333-27037                36-3440533
 ----------------------------------------------------------------------------
 (State or other jurisdiction    (Commission File         (IRS Employer
 of incorporation                Number)                  Identification No.)

           600 Enterprise Drive, Suite 206, Oak Brook, Illinois 60523
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (630) 571-7222


          (Former name or former address, if changed since last report):
                                 Not Applicable

 ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           The Audit Committee of the Board of Directors of United Financial Mortgage Corp. (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Company's Board of Directors on February 14, 2002 decided to no longer engage Craig Shaffer and Associates, LTD., C.P.A. ("Shaffer") as the Company's independent public accountants and engaged Crowe, Chizek and Company L.L.P. ("Crowe, Chizek") to serve as the Company's independent public accountants for fiscal 2002.

           Shaffer's reports on the Company's consolidated financial statements for the past two years (Fiscal 2000 and Fiscal 2001) did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

           During the Company's two most recent fiscal years, there were no disagreements with Shaffer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Crowe, Chizek's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no other reportable events.

           The Company provided Shaffer with a copy of this report. Attached as Exhibit 16 is a copy of Shaffer's letter, dated March 29, 2002, stating its agreement with such statements. During the Company's two most recent fiscal years Shaffer did not consult with Crowe, Chizek with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events.

 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 c)   Exhibits. The following exhibits are filed with this document.

 Exhibit
 Number              Description
 ------              -----------
 16                  Letter from Craig Shaffer and Associates, Ltd., C.P.A.
                     to the Securities and Exchange Commission, dated
                     March 29, 2002.

 99.1                Press Release, dated March 29, 2002

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     UNITED FINANCIAL MORTGAGE CORP.




                     By: /s/ Steve Khoshabe
                     ----------------------------------------
                     Steve Khoshabe, Executive Vice President
                     and Chief Financial Officer


 Dated:    March 29, 2002

                                EXHIBIT INDEX


 Exhibit
 Number                   Description
 ------                   -----------
 16                       Letter from Craig Shaffer and Associates, Ltd.,
                          C.P.A. to the Securities and Exchange
                          Commission, dated March 29, 2002

 99.1                     Press Release, dated March 29, 2002